Exhibit 99.1

Polestar, the Global Electric Performance Car Company, Signs Agreement to be Publicly Listed Through Combination with Gores Guggenheim, Inc.

•	Polestar is a global pure play, premium electric vehicle (“EV”) company based in Sweden, with a mission to produce progressive, electric performance cars designed and engineered without compromise

•	Transaction implies an enterprise value of approximately USD 20 billion

•	Polestar currently has two award-winning cars in production and rapidly growing sales in 14 active markets across three continents

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Proceeds from the business combination are expected to be used to help fund significant investment in products and the expansion of operations and markets to create a leading company in the rapidly growing global premium EV market

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Transaction includes approximately USD 800 million of cash from Gores Guggenheim, Inc.’s trust account (subject to applicable stockholder redemption rights) and USD 250 million in cash from PIPE financing anchored by top-tier institutional investors

•	Existing Polestar investors include Volvo Car Group and affiliates of Geely Chairman Eric Li, and actor and activist Leonardo DiCaprio, amongst others

Gothenburg and Los Angeles – September 27, 2021 – Polestar Performance AB and its affiliates (“Polestar” or the “Company”), the global electric performance car company, and Gores Guggenheim, Inc. (“Gores Guggenheim”) (Nasdaq: GGPI, GGPIW and GGPIU), a special purpose acquisition company (“SPAC”) formed by affiliates of The Gores Group and Guggenheim Capital, LLC, announced today that they have entered into a definitive business combination agreement (the “Business Combination Agreement”). Upon closing of the proposed business combination, the combined company will be held by a new public company that will be named Polestar Automotive Holding UK Limited, which is expected to be listed on Nasdaq under the ticker symbol “PSNY”. The transaction implies an enterprise value of approximately USD 20 billion.

Founded in 2017 by Volvo Cars and Zhejiang Geely Holding, Polestar is a global pure play, premium electric performance vehicle manufacturer. The Company’s two award-winning electric performance cars, Polestar 1 and Polestar 2, are currently on roads across Europe, North America and Asia. In addition, the Company has plans to launch three new models by 2024. Polestar delivered approximately 10,000 vehicles in 2020 and expects to sell approximately 290,000 vehicles per year by 2025. Existing investors include Volvo Car Group and affiliates of Geely Chairman Eric Li, and actor and activist Leonardo DiCaprio, amongst others.

Polestar has drawn extensively on the industrial heritage, knowledge and market infrastructure of Volvo Cars. Polestar’s combination of deep automotive expertise, paired with its cutting-edge technologies and agile, entrepreneurial culture, underpins the Company’s potential for growth and success. Sustainability is at the core of Polestar’s business model, and the Company has ambitious industry-leading targets, including the goals to develop a truly climate-neutral car by 2030 and to be the most transparent pure play electric vehicle company.

Thomas Ingenlath, Chief Executive Officer of Polestar, says: “This is a really exciting time for Polestar. With two award-winning cars on the road today in 14 active markets across three continents, we seek to expand to 30 markets by 2023. We are thrilled about the targeted addition of three new premium electric cars to our line-up by 2024, starting with our first SUV expected in 2022. In Alec and the Gores Guggenheim team, we have found a partner with an impressive track record of bringing leading companies to the public markets. The proposed business combination and listing position Polestar as a financially strong, future proof, global electric car company. It will enable us to accelerate our growth, strategy and most importantly, our mission towards sustainable mobility.”

Alec Gores, Chairman and Chief Executive Officer of The Gores Group and Chairman of Gores Guggenheim, states, “Polestar is a stand-out company in the EV space – a design-led, sports-performance oriented electric OEM focused on industry-leading sustainability solutions. The Company is truly differentiated from others given its premier vehicles, attractive financial profile, strong track record of performance, and the fact that it already has cars on the road across the globe. I had the privilege of seeing the line-up of upcoming models, and the cars represent best-in-class innovation and industry-leading design that set the brand apart. Driven by an incredible leadership team with Thomas at the helm, Polestar is well-positioned to capitalize on this exciting and dynamic time for car manufacturers.”

Polestar Investment Highlights

•	Global premium EV player already in mass production, setting new standards for sustainability, design, technology and performance with two award-winning cars on the road

•	Operating in some of the fastest growing EV segments representing a huge global opportunity with a distribution footprint targeted to cover a majority of the market on three continents by 2025

•	Differentiated asset-light model with immediate operating leverage targeted to create a capital-efficient global premium EV company

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Expected to enter an exciting period of rapid growth starting with the launch of its first premium electric SUV, the Polestar 3, in 2022, plans to launch two additional new models by 2024, and expand global distribution footprint to 30 markets by 2023

•	Ambitious sustainability commitments with the goals of developing a truly climate-neutral car by 2030 and being the most transparent pure EV company

•	Digital-first consumer approach, with differentiated purchase and service model, enables rapid scalability and aims to deliver exceptional customer experience

•	Visionary and experienced management team has fostered a culture focused on innovation

Transaction Overview

The transaction implies an enterprise value of approximately USD 20 billion for the combined company, representing approximately 3.0x 2023E revenue and 1.5x 2024E revenue. Current Polestar equity holders will retain approximately 94% ownership in Polestar and roll 100% of their equity interests into the pro forma company.

Concurrently with the consummation of the proposed business combination, investors have committed to purchase USD 250 million of securities of the combined company (the “PIPE investment”). The USD 250 million PIPE investment is anchored by top-tier institutional investors. Assuming no share redemptions by the public stockholders of Gores Guggenheim, approximately USD 800 million in cash currently held in Gores Guggenheim’s trust account, together with the approximately USD 250 million in PIPE investment proceeds (excluding transaction expenses) is expected to be used to help fund significant investment in new models and the expansion of operations and markets.

The proposed business combination, which has been unanimously approved by both the Board of Directors of Gores Guggenheim and the Board of Directors of Polestar, is expected to close in the first half of 2022, subject to approval by Gores Guggenheim’s stockholders and other customary closing conditions.

Advisors

Citi is acting as exclusive financial advisor to Polestar and is acting as joint placement agent on the PIPE. Kirkland & Ellis LLP is serving as legal advisor to Polestar.

Deutsche Bank Securities Inc. is acting as financial advisor and lead capital markets advisor to Gores Guggenheim, Inc., and joint placement agent on the PIPE. Morgan Stanley and Guggenheim Securities, LLC are acting as financial advisor to Gores Guggenheim, Inc. and joint placement agents on the PIPE. Barclays is also acting as financial advisor to Gores Guggenheim. Weil, Gotshal & Manges LLP and Hannes Snellman are serving as legal advisor to Gores Guggenheim and Latham & Watkins LLP is serving as legal advisor to the placement agents.

Additional information about the proposed business combination, including a copy of the Business Combination Agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Gores Guggenheim with the SEC, and will be available at www.sec.gov.

Conference Call Information

Management of Polestar and Gores Guggenheim will host an investor conference call on Monday, September 27, 2021 at 9:00 am EDT / 3:00 pm CET to discuss the proposed business combination. The call can be accessed by dialing +1 (833) 470-1428 (domestic toll-free number) or +1 (404) 975-4839 (international) and providing the conference ID 199774. A replay of the call can be accessed by dialing +1 (855) 213-8235 (domestic toll-free number) or +1 (571) 982-7683 (international) and providing the conference ID 643163#. Alternatively, a webcast of the call can be accessed by visiting https://www.netroadshow.com/ with the entry code “drive489”. A replay of the webcast can be accessed by visiting https://www.netroadshow.com/nrs/home/#!/?show=d413d154.

About Polestar

Polestar is a Swedish premium electric performance car brand founded by Volvo Cars and Geely Holding. Established in 2017, Polestar enjoys specific technological and engineering synergies with Volvo Cars and benefits from significant economies of scale as a result. The Company is headquartered in Gothenburg, Sweden, and its vehicles are available and on the road in fourteen active global markets across Europe, North America and China. In 2021, Polestar is expanding into five new markets in the Asia Pacific region.

Polestar produces two electric performance cars. The Polestar 1 is a low-volume electric performance hybrid GT with a carbon fiber body, 609 hp, 1,000 Nm of torque and an electric-only range of 124 km (WLTP) – the longest of any hybrid car in the world. The Polestar 2 electric performance fastback is the Company’s first fully electric, high volume car. The Polestar 2 model range includes three variants with a combination of long- and standard range batteries as large as 78 kWh, and dual- and single-motor powertrains with as much as 300 kW / 408 hp and 660 Nm of torque.

In the future, the Polestar 3 electric performance SUV is expected to join the portfolio, as well as the Precept – a design study vehicle released in 2020 that is slated for future production. Precept showcases the brand’s future vision in terms of sustainability, digital technology and design. In April 2021, Polestar announced an important goal of creating a truly climate-neutral car by 2030.

About Gores Guggenheim, Inc.

Gores Guggenheim, Inc. (Nasdaq: GGPI, GGPIW, and GGPIU) is a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, founded by Alec Gores, and by an affiliate of Guggenheim Capital, LLC. Gores Guggenheim completed its initial public offering in April 2021, raising approximately USD 800 million in cash proceeds for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Gores Guggenheim’s strategy is to identify and complete business combinations with market leading companies with strong equity stories that will benefit from the growth capital of the public equity markets and be enhanced by the experience and expertise of Gores’ and Guggenheim’s long history and track record of investing in and operating businesses.

About The Gores Group, LLC

Founded in 1987, The Gores Group is a global investment firm focused on partnering with differentiated businesses that can benefit from the firm’s extensive industry knowledge and decades long experience. Gores Guggenheim and The Gores Group are separate entities with separate management, although there is overlap in size and industry of target acquisition and personnel involved. To date, affiliates of The Gores Group have announced or closed nine business combinations representing $58 billion in transaction value which include: Hostess (Gores Holdings, Inc.), Verra Mobility (Gores Holdings II, Inc.), PAE (Gores Holdings III, Inc.), Luminar (Gores Metropoulos, Inc.), United Wholesale Mortgage (Gores Holdings IV, Inc.), Ardagh Metal Packaging (Gores Holdings V, Inc.), Matterport (Gores Holdings VI, Inc.),Sonder (pending; Gores Metropoulos II, Inc.), and Polestar (pending; Gores Guggenheim). For more information, please visit www.gores.com.

About Guggenheim Partners

With over 2,300 professionals based in offices around the world, Guggenheim Partners’ commitment is to advance the strategic interests of our clients and to deliver long-term results with excellence and integrity. Guggenheim Securities, the investment banking and capital markets business of Guggenheim Partners, offers services that fall into four broad categories: Advisory, Financing, Sales and Trading, and Research. We invite you to learn more about our expertise and values by visiting GuggenheimPartners.com and following us on Twitter at twitter.com/guggenheimptnrs.

Forward-Looking Statements

Certain statements in this press release (“Press Release”) may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of Gores Guggenheim, Polestar Performance AB and/or its affiliates (the “Company”) and Polestar Automotive Holding UK Limited (“ListCo”). For example, projections of future Adjusted EBITDA or revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Gores Guggenheim and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to proposed business combination between Gores Guggenheim, the Company, ListCo and the other parties thereto (the “Business Combination”); (2) the outcome of any legal proceedings that may be instituted against Gores Guggenheim, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Gores Guggenheim, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) risks associated with changes in applicable laws or regulations and the Company’s international operations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s ability to maintain agreements or partnerships with its strategic partners Volvo Cars and Geely and to develop new agreements or partnerships; (13) the Company’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships; (14) the Company’s reliance on its partnerships with vehicle charging networks to provide charging solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (15) the Company’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (16) delays in the design, manufacture, launch and financing of the Company’s vehicles and the Company’s reliance on a limited number of vehicle models to generate revenues; (17) the Company’s ability to continuously and rapidly innovate, develop and market new products; (18) risks related to future market adoption of the Company’s offerings; (19) increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (20) the Company’s reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing electric vehicles, and on the allocation of sufficient production capacity to the Company by its partners in order for the Company to be able to increase its vehicle production capacities; (21) risks related to the Company’s distribution model; (22) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric vehicle adoption generally on the Company’s future business; (23) changes in regulatory requirements, governmental incentives and fuel and energy prices; (24) the impact of the global COVID-19 pandemic on Gores Guggenheim, the Company, the Company’s post business combination’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (25) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Gores Guggenheim’s final prospectus relating to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021, and other documents filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”) by Gores Guggenheim or ListCo, including the Registration/Proxy Statement (as defined below). There may be additional risks that neither Gores Guggenheim, the Company nor ListCo presently know or that Gores Guggenheim, the Company or ListCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Press Release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Gores Guggenheim, the Company nor ListCo undertakes any duty to update these forward-looking statements.

Projections

This Press Release contains financial forecasts with respect to the Company’s projected financial results, including revenue, for the Company’s fiscal years 2021 through 2025. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Press Release, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Press Release. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Press Release should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Actual results may differ as a result of the completion of the Company’s financial reporting period closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company’s nor Gores Guggenheim’s independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Additional Information

In connection with the proposed Business Combination, (i) ListCo is expected to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of Gores Guggenheim and a preliminary prospectus (the “Registration/Proxy Statement”), and (ii) Gores Guggenheim will file a definitive proxy statement relating to the proposed Business Combination (the “Definitive Proxy Statement”) and will mail the Definitive Proxy Statement and other relevant materials to its stockholders after the Registration/Proxy Statement is declared effective. The Registration/Proxy Statement will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of Gores Guggenheim stockholders to be held to approve the proposed Business Combination. This Press Release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or other investment decisions, securityholders of Gores Guggenheim and other interested persons are advised to read, when available, the Registration/Proxy Statement and the amendments thereto and the Definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Gores Guggenheim, the Company, ListCo and the Business Combination. When available, the Definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Gores Guggenheim as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the Registration/Proxy Statement, the Definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Gores Guggenheim and certain of its directors and executive officers may be deemed participants in the solicitation of proxies from Gores Guggenheim’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Gores Guggenheim is set forth in Gores Guggenheim’s filings with the SEC (including Gores Guggenheim’s final prospectus related to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021), and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. Additional information regarding the interests of such participants will be contained in the Registration/Proxy Statement for the proposed Business Combination when available.

The Company and ListCo, and certain of their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Gores Guggenheim in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Registration/Proxy Statement for the proposed Business Combination when available.

No Offer and Non-Solicitation

This Press Release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Gores Guggenheim, the Company or ListCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contact Information

For inquiries regarding The Gores Group and affiliates:

Jennifer Kwon Chou

Managing Director

The Gores Group

310-209-3010

jchou@gores.com

John Christiansen/Cassandra Bujarski/Danya Al-Qattan

Sard Verbinnen & Co

GoresGroup-SVC@sardverb.com

For inquiries regarding Polestar:

Jonathan Goodman

Polestar

jonathan.goodman@polestar.com

Andrew Lytheer

Polestar

andrew.lytheer@polestar.com

John Paolo Canton

Polestar

jp.canton@polestar.com

Simon Pilkington / Harry Cameron

Tulchan Communications

polestar@tulchangroup.com

For inquiries regarding Guggenheim Partners and affiliates:

Steven Lee

212-293-2811

steven.lee@guggenheimpartners.com